UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 14, 2010

Oil-Dri Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	001-12622	36-2048898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue Suite 400 Chicago, Illinois	60611-4213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 321-1515

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

At its regular meeting on October 14, 2010, the Board of Directors of Oil-Dri Corporation of America (the “Registrant”) approved the Registrant’s execution and delivery of a fourth amendment to the existing consulting agreement between the Registrant and Richard M. Jaffee, Chairman of the Registrant’s Board of Directors. The agreement, originally entered into in October 1989, had been previously amended in October 1998, October 2000 and February 2006. (The Registrant has previously filed the agreement and the three amendments with the Securities and Exchange Commission.). As previously amended, the agreement expires January 31, 2011; however, it renews automatically for additional one-year periods after that date unless either party gives the other at least 90 days’ written notice of termination prior to January 31, 2011 or any subsequent January 31 on which the renewal term then in effect expires. Under the terms of the fourth amendment, which is retroactive for all purposes to August 1, 2010, Mr. Jaffee will receive consulting fees at the annual rate of $240,000, an increase from $185,000. All other terms of the agreement, as previously amended, remain unchanged and in full force and effect.

Following adjournment of the meeting, the Registrant and Mr. Jaffee executed and delivered the fourth amendment. This summary of the amendment is qualified in its entirety by reference to the complete amendment, which is filed as Exhibit 10.1 hereto and which is incorporated by this reference into this summary. In light of this fourth amendment, Mr. Jaffee has determined to continue his practice of not receiving any annual retainer or meeting fees for his service on the Registrant’s Board of Directors.

Item 8.01  Other Events.

At its regular meeting on October 14, 2010, the Registrant’s Board of Directors also declared regular quarterly cash dividends of $0.16 per share of the Registrant’s Common Stock and $0.12 per share of the Registrant’s Class B Stock. The dividends will be payable on December 3, 2010, to stockholders of record at the close of business on November 19, 2010. A copy of the Registrant’s press release announcing these matters is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
Number	Description of Exhibits

10.1	Fourth Amendment to Agreement, dated as of October 14, 2010, between Oil-Dri Corporation of America and Richard M. Jaffee

99.1	Press Release dated October 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Charles P. Brissman
Charles P. Brissman
Vice President and General Counsel

Date:  October 14, 2010

Exhibit Index

Exhibit
Number	Description of Exhibits

10.1	Fourth Amendment to Agreement, dated as of October 14, 2010, between Oil-Dri Corporation of America and Richard M. Jaffee

99.1	Press Release dated October 14, 2010